Exhibit 10.1
                                                     ------------


6-1162-MDH-150R1

June 3, 1997

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666

Subject:      Letter Agreement No. 6-1162-MDH-150R1 to Purchase
              Agreement No. 1485, 1595, 1602, 1663, 1670 and Agreement
              of Purchase 6-1162-MDH-454 - [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
              CONFIDENTIAL TREATMENT]

Gentlemen:

Reference is made to Purchase Agreement Nos. 1485, 1595, 1602, 1663 and 1670 (each individually a "Purchase Agreement", and collectively the "Purchase Agreements") between The Boeing
Company ("Boeing") and United Air Lines, Inc. ("Buyer") relating to the sale by Boeing and the purchase by Buyer of 737, 747, 757, 767 and 777 aircraft (hereinafter referred to as the Aircraft). Further reference is made to Agreement of Purchase No. 6-1162-MDH-454, such term AOP shall be deemed to include any Final Form of Purchase Agreement, as defined therein, entered pursuant thereto between Boeing and Buyer relating to the sale by Boeing and the purchase by Buyer {AOP} of certain 767-322 {De-rated -322ER} aircraft {hereinafter referred to as the 767-322 Aircraft}.

This letter agreement ("Letter Agreement"), when accepted by Buyer, will become part of each Purchase Agreement and AOP and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Purchase Agreements and AOP, and not defined herein, shall have the same meaning as in such Purchase Agreements and AOP. If there is any inconsistency between the terms of this Letter Agreement and any such Purchase Agreement or AOP or any Purchase Agreement Amendment thereto the terms of this Letter Agreement will govern.

United Air Lines, Inc.
6-1162-MDH-150R1 Page 2

1.        Widebody Business Concessions.
          -----------------------------

This Letter Agreement sets forth certain business concessions extended by Boeing to Buyer as part of the following Supplemental
Agreements to the Purchase Agreements {the Supplemental
Agreements}:

          Supplemental Agreement No. 6 dated May 30, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 7 dated July 11, 1996 to
          Purchase Agreement No. 1485

          Supplemental Agreement No. 4 dated May 30, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 5 dated July 11, 1996 to
          Purchase Agreement No. 1663

          Supplemental Agreement No. 8 dated May 30, 1996 to
          Purchase Agreement No. 1670

          Supplemental Agreement No. 9 dated July 11, 1996 to
          Purchase Agreement No. 1670

Each such Supplemental Agreement identified certain Aircraft to be purchased by Buyer to satisfy certain commitments of Buyer as set forth in Letter Agreement No. [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Such Aircraft and their respective months and years of scheduled delivery are set forth in Attachment No. 1 to this Letter Agreement
{hereinafter referred to as the [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft"}. Additionally, Supplemental Agreement No. 9 dated July 11, 1996 to Purchase Agreement No. 1670 identified certain additional
Model 747-422 Aircraft to be purchased by Buyer. Such additional Model 747-422 Aircraft and their respective months and years of scheduled delivery are set forth in such Attachment No. 1 to this Letter Agreement {hereinafter referred to as the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft"}.

United Air Lines, Inc.
6-1162-MDH-150R1 Page 3


                     [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].



In determining the Advance Payment Base Price for the Model 747-422 Aircraft scheduled for delivery one (1) each in May, June, August, September 1997 and two (2) June 1998; and the following Block of Aircraft:

           Block No.                   Purchase Agreement No.
           ---------                   ----------------------

              F                               1485
              G                               1485
              B "B" Market Aircraft           1663


{hereinafter referred to as the [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft"} Boeing used Exhibit D Airframe and Engine Price Adjustment of the applicable Purchase Agreement. Accordingly, the Base Price of each such [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft less the applicable base Engine price {the Airframe Price} for each such [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft was escalated using Average Hourly Earning {AHE} [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Such interest will be calculated using the 90 day AA Federal Reserve Commercial Paper Composite rate as posted on page 120 in Telerate (the Agreed Interest Rate), as on the close of business on the first day of each quarter. The accrued interest will be paid by wire transfer to Buyer on the first business day of the following quarter. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 4


                     A = B x C/(D-E) where

       A    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       B    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       C    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       D    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

       E    =        [*CONFIDENTIAL MATERIAL
                     OMITTED AND FILED SEPARATELY WITH THE
                     SECURITIES AND EXCHANGE COMMISSION PURSUANT
                     TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].



              [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


       Attachment No. 2 hereto sets forth the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Whereupon,

              1.2.1 Letter Agreement No. 1670-5R dated as of December 18, 1990, accepted and agreed to by Buyer on August 2, 1991 is amended to delete the Model 747-422 Option Aircraft listed in Attachment No. 2 hereto, and as so amended such Letter Agreement No. 1670-5R shall remain in full force and effect, and

              1.2.2 the following letter agreements shall be deemed canceled and of no further force and effect:

     Letter Agreement No.       Title               Purchase Agreement No.
     -------------------        -----               ---------------------

        1485-8*           Option Aircraft (Block E)          1485
        1663-5            Option Aircraft                    1663
        1595-4            Option Aircraft                    1595


United Air Lines, Inc.
6-1162-MDH-150R1 Page 5

Notwithstanding the cancellation of Letter Agreement No. 1485-8, Boeing and Buyer agree the provisions of paragraph 11. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Letter Agreement No. 6-1162-TML-388 shall be applicable to the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].


Buyer may elect, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by notification received by Boeing on or before twenty-four (24) months prior to the first day of the scheduled delivery month of such Aircraft. Within five (5) working days of receipt of Buyer's notification Boeing shall propose for sale and delivery to Buyer such [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If within thirty (30) days of the date of Boeing's proposal for such [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Buyer accepts such proposal, Boeing and Buyer will enter into a supplemental agreement to the applicable purchase agreement or AOP, which are still in effect, or a definitive agreement, within sixty (60) days thereafter. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 6

              1.3.1.2   Derivative Aircraft.
                        -------------------

Boeing will advise Buyer promptly of any decision to offer derivative aircraft (such offered aircraft "Derivative Aircraft"). Buyer may elect, STAP, a one-time substitution of a Derivative Aircraft, which Boeing then offers (each a "Substitute Aircraft") for [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft by notification received by Boeing on or before twenty-four (24) months prior to the first day of the scheduled delivery month of such Aircraft. If Buyer requests, Boeing will issue a proposal and business offer to Buyer as soon as practicable, specifying available Derivative Aircraft positions in a time period approximating the delivery position of the Aircraft. If Buyer accepts such proposal and business offer and enters into a definitive agreement within sixty (60) days thereafter, Buyer may substitute such Derivative Aircraft as provided herein.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 7

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

Buyer shall have the right to [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft as herein after provided.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

With notification received by Boeing on or before the first day of the month twenty-four (24) months prior to the scheduled delivery month of the following Model 747-422 Aircraft, Buyer shall have the right to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

In the event Buyer should exercise its right to [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

United Air Lines, Inc.
6-1162-MDH-150R1 Page 8

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Following Buyer's acceptance of such proposal, Boeing and Buyer will enter into a supplemental agreement to the applicable purchase agreement or AOP within thirty (30) days thereafter. In such supplemental agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

Boeing will provide to Buyer at the time of delivery of the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

On or before July 19, 1996, Boeing and Buyer agree to revise [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] based on the business discussions, which have been had to date, with such changes as Boeing and Buyer may mutually agree. If Boeing and Buyer are unable to reach agreement by such date then [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150R1 Page 9


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

Buyer shall have the option to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. In the event Buyer elects this option then Boeing will provide to Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT].

Such interest under both advance payment schedules is to be calculated at an annual rate of 9% on a 365/366 day year (simple interest) up to and including the date of delivery of the applicable Aircraft.

Buyer may elect this option upon 5 days prior notice at [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Should Buyer elect [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

2.        Widebody Customer Support Matters.
          ---------------------------------

          2.1     737-300/500 Thrust Reverser Warning Light.
                  -----------------------------------------

Following Boeing's receipt of Buyer's no charge purchase order
Boeing shall ship to Buyer the following:

United Air Lines, Inc.
6-1162-MDH-150R1 Page 10

Part No.               Qty.            Description
-------                ---             -----------

65-73606-170            12           Engine Accessory Unit


          2.2     Boeing Pilot Training Programs - Model
                  --------------------------------------
                  747/757/767/777.
                  ---------------

For the Model 747, 757, 767 and 777 aircraft, following Boeing's receipt of Buyer's [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing shall provide to Buyer the following quantity of sets of Boeing Pilot Training
Programs:

         Description                                        Qty. per Model
         -----------                                        --------------

Flight Training CBT Courseware (including Flight Crew       [*CONFIDENTIAL
Training and Cabin Attendant)                               MATERIAL
                                                            OMITTED AND
Flight Crew Video Briefings                                 FILED
                                                            SEPARATELY
Full sized colored instrument panel configuration           WITH THE
illustration                                                SECURITIES AND
                                                            EXCHANGE COM-
Electrically Plotted or Computer Graphics Metafile Format   MISSION
                                                            PURSUANT TO A
                                                            REQUEST FOR
                                                            CONFIDENTIAL
                                                            TREATMENT]


          2.3     Model 777 Simulator Data Package.
                  --------------------------------

Following Boeing's receipt of Buyer's [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will deliver to Buyer Model 777 Simulator Data Packages to allow Buyer to:

                  2.3.1 Add 777 "B" Market capability to its "A" Market Simulator; and
                  2.3.2     Add 777 "A" Market capability to its "B"
                            Market simulator.

United Air Lines, Inc.
6-1162-MDH-150R1 Page 11

          2.4     Model 757 Simulator Data Package - 1997 Price.
                  ---------------------------------------------

For Subsequent Sets of Model 757 Simulator Data Packages and Concurrent Sets of Model 757 Simulator Data Packages purchased under Letter Agreement No. 6-1162-GKW-263 to Purchase Agreement No. 1485, Boeing shall extend to Buyer Boeing's 1997 price of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Subsequent Set and [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Concurrent Set.

          2.5     Flight Simulator Hardware Support.
                  ---------------------------------

                  2.5.1 For the Model 747 and 757, Boeing will work with Buyer to pre-implement a set of either long lead, or a complete set of, hardware for a new simulator in the required simulator tail number. Buyer will submit to Boeing a "coverage" P/O which will not be executed until selection of a simulator manufacturer to be used in this pre-implementation. Boeing also pre-implements generic simulator long-lead hardware that may be allocated to Buyer with appropriate notification. Kits are allocated based on notification, lead times, training needs, airplane delivery, etc. Notification must occur in a timely fashion or kits may not be available as required by Buyer. Once the kit is allocated, Buyer will then have first right of refusal on it. Only hardware requirement dates of greater than six months on receipt of order will be accepted by Boeing for hardware required in addition to allocated pre-implemented kit.

                  2.5.2 Required Boeing proprietary hardware may be purchased at the then-current Boeing Spares Catalog prices.
In the event that Buyer elects to submit Purchase Orders to Boeing for selected vendor hardware, such Purchase Orders shall be processed by Boeing in the same manner as sustaining spares for the Aircraft, in accordance with the applicable terms and conditions of Spare Parts General Terms Agreement No. 22, dated October 25, 1967 as amended and supplemented.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. This service will apply to Buyer's Fleet indicated above and will be provided [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Buyer for a period of ten (10) years commencing with the delivery [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
6-1162-MDH-150R1 Page 12

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

All Manuals specified in this paragraph 2.7 will be produced in accordance with Air Transport Association (ATA) Specification 100, and to the revision level specified in the applicable Purchase Agreement. [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If Boeing introduces and offers new technical documentation formats not currently offered, Buyer may elect to substitute the formats, in lieu of the existing formats, at Boeing's then current price and applicable terms and conditions.

3.        Widebody Engineering Matters.
          ----------------------------

          3.1     Alternate Wiring Integration Unit.
                  ---------------------------------

If in the process of the development of the Model 747-500/600, Boeing develops an alternate Wiring Integration Unit, which in Boeing's opinion is offerable for incorporation in the Model 747-400 aircraft, Boeing shall propose such units to Buyer for its consideration.

United Air Lines, Inc.
6-1162-MDH-150R1 Page 13

          3.2     FANS/Free Flight Production and Retrofit -
                  ------------------------------------------
                  Model 747/777
                  -------------
On July 8, 1996, Boeing and Buyer conducted joint technical meetings at Everett, Washington to develop:

          3.2.1. jointly detailed definitions of the FANS functions listed on Attachment No. 5 hereto for the 747-422 and for the FANS functions listed on Attachment No.
          6 hereto for the 777-222;

          3.2.2 a joint determination that the functions can be adequately specified to support price, schedule and offerability;

          3.2.3 detailed specification changes required for all the FANS functions; and

          3.2.4 a joint determination of the respective cost effectiveness of all the listed FANS functions.

To the extent that any or all of the listed FANS functions are determined to be cost effective, Boeing will use its best reasonable efforts to issue, by no later than August 31, 1996, Change Order Proposals to Purchase Agreement Nos. 1670 and 1663, respectively, which will include Boeing's proposed price and effectivity dates for such FANS functions.

4.        Confidentiality.
          ---------------

This Letter Agreement is subject to the confidentiality provisions of the following Letter Agreements and the AOP.

       Letter Agreement No.       Purchase Agreement No.
       -------------------        ---------------------

        6-1162-GKW-132                   1485
        6-1162-DLJ-886                   1670
        6-1162-DLJ-832                   1663
        6-1162-GKW-653                   1595

United Air Lines, Inc.
6-1162-MDH-150R1 Page 14


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY



By  /s/ M.D. Hurt
    -------------
Its  Attorney In Fact
     ----------------

ACCEPTED AND AGREED TO this

Date:  June 3, 1997
       ------------

UNITED AIR LINES, INC.



By  /s/ Douglas A. Hacker
    ---------------------
    Douglas A. Hacker
Its  Senior Vice President and
     Chief Financial Officer

Attachment No. 1 to
6-1162-MDH-150R1 Page 1


                 [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft
                                                       --------

  Purchase                       Month and Year of
Agreement No.                 Scheduled Aircraft Delivery
------------                  ---------------------------
                 Model                                         Qty.
                 -----                                         ----

 1485           757-222           October 1997                  1
                                  December 1997                 1
                                  January 1998                  1
                                  February 1998                 1

                                  [*CONFIDENTIAL MATERIAL OMITTED
                                  AND FILED SEPARATELY WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION
                                  PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                  TREATMENT]

 1663           777-222IGW        August 1997                   2

 1670           747-422           May 1997                      1
                                  June 1997                     1
                                  August 1997                   1
                                  September 1997                1

                                  [*CONFIDENTIAL MATERIAL OMITTED
                                  AND FILED SEPARATELY WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION
                                  PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                  TREATMENT]

                                  [*CONFIDENTIAL MATERIAL
                                  OMITTED AND FILED SEPARATELY
                                  WITH THE SECURITIES AND
                                  EXCHANGE COMMISSION PURSUANT TO
                                  A REQUEST FOR CONFIDENTIAL
                                  TREATMENT] Aircraft

  Purchase                       Month and Year of
Agreement No.                 Scheduled Aircraft Delivery
------------                  ---------------------------
                 Model                                         Qty.
                 -----                                         ----

 1670           747-422
                                  [*CONFIDENTIAL MATERIAL OMITTED
                                  AND FILED SEPARATELY WITH THE
                                  SECURITIES AND EXCHANGE COMMISSION
                                  PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                  TREATMENT]


Attachment No. 2 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

  Model                   Status            Scheduled Delivery
  -----                   ------            ------------------

747-422                   [*CONFIDENTIAL MATERIAL OMITTED AND
                          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                          CONFIDENTIAL TREATMENT]

757-200                   [*CONFIDENTIAL MATERIAL OMITTED AND
                          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                          CONFIDENTIAL TREATMENT]


Attachment No. 2 to
6-1162-MDH-150R1 Page 2

  Model                   Status            Scheduled Delivery
  -----                   ------            ------------------

777-200                   [*CONFIDENTIAL MATERIAL OMITTED AND
                          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                          CONFIDENTIAL TREATMENT]

737                       [*CONFIDENTIAL MATERIAL OMITTED AND
                          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                          CONFIDENTIAL TREATMENT]


Attachment No. 2 to
6-1162-MDH-150R1 Page 3

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

  Model                   Status            Scheduled Delivery
  -----                   ------            ------------------

737                       [*CONFIDENTIAL MATERIAL OMITTED AND
                          FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                          CONFIDENTIAL TREATMENT]

Attachment No. 3 to
6-1162-MDH-150R1


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 4 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 5 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Attachment No. 6 to
6-1162-MDH-150R1 Page 1

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]